Stock-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation

Incentive Awards

Stock-based incentive awards are provided to directors and employees under the terms of the Company’s 2015 Equity Incentive Plan (the “Plan”) as administered by the Board. Awards available under the Plan principally include stock options, performance share units, restricted share units or any combination thereof. The maximum number of shares that may be granted under the Plan is 11.5 million shares. To the extent any award is forfeited, expires, lapses, or is settled for cash, the award is available for reissue under the Plan. The Company utilizes authorized and unissued shares to satisfy all shares issued under the Plan.

Stock Options

Stock options are awards that allow the employee to purchase shares of the Company’s stock at a fixed price. Stock options are granted under the Plan at an exercise price not less than the fair market value of a share on the date of grant. No stock options were granted in 2017 or 2016. In 2015, stock options were granted solely to the Company’s Chief Executive Officer, which will vest in 2018 subject to certain performance and other criteria, and have a contractual term of approximately seven years.

Stock Awards

Stock awards are principally made in the form of performance share units (PSUs) and restricted share units (RSUs). PSUs are stock awards where the number of shares ultimately received by the employee depends on the Company’s performance against specified targets. PSUs typically vest 50% over an approximate three-year period and 50% over an approximate four-year period. PSUs awarded in 2015 vest 50% over an approximate one-year period and 50% over an approximate two-year period. Dividend equivalents are not paid under the Plan. The fair value of each PSU is determined on the grant date, based on the Company’s stock price, adjusted for the exclusion of dividend equivalents, and assumes that performance targets will be achieved. Over the performance period, the number of shares of stock that will be issued is adjusted based upon the probability of achievement of performance targets. The ultimate number of shares issued and the related compensation cost recognized as expense is based on a comparison of the final performance metrics to the specified targets.

RSUs are stock awards granted to directors that entitle the holder to shares of common stock as the award vests, typically over a one-year period, and have a contractual term of 10 years. Dividend equivalents are not paid under the Plan.

Stock Option Activity

A summary of the Company’s stock option activity and related information is as follows:

		Weighted Average
	Stock Options	Exercise Price Per Share ($)	Remaining Contractual Term (in years)	Aggregate Intrinsic Value ($ thousands)
Outstanding at January 1, 2017	3,747,268	19.06
Granted	—	—
Forfeited	(442,138)	20.30
Exercised	(1,112,423)	17.21
Expired	—	—
Outstanding at December 31, 2017	2,192,707	19.76	1.97

At December 31, 2017:
Vested and expected to vest	2,192,707	19.76	1.97	14,811
Exercisable	1,942,707	20.30	0.49	12,066

The total intrinsic value of stock options exercised was $9.3 million, $7.8 million and $3.3 million in 2017, 2016 and 2015, respectively. The total cash proceeds from stock options exercised was $12.7 million and $10.7 million in 2016 and 2015, respectively. There were no cash proceeds from stock options exercised in 2017.

Fair Value of Stock Options Granted

The Company estimates the fair value of stock options at the date of grant using a valuation model that incorporates key inputs and assumptions as detailed in the table below. The weighted average grant date fair value of stock options granted during 2015 was $2.31 per share.

2015
Valuation model	Monte Carlo
Exercise price ($)	15.53
Expected option term (in years)	2.38
Expected volatility of the Company’s stock (%)	35.00
Risk-free interest rate (%)	1.06
Dividend yield (%)	5.15

The expected volatility assumes the historical volatility is indicative of future trends, which may not be the actual outcome. The expected option term is based on historical data and is not necessarily indicative of exercise patterns that may occur. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company.

Stock Award Activity

A summary of the Company’s stock award activity and related information is as follows:

	PSUs	Weighted Average Grant Date Fair Value ($)	RSUs	Weighted Average Grant Date Fair Value ($)
Nonvested at January 1, 2017	4,321,197	15.04	117,551	19.14
Granted	1,723,730	17.74	117,745	21.12
Vested	(1,329,031)	10.65	(129,073)	19.41
Forfeited	(632,397)	16.55	—	—
Nonvested at December 31, 2017	4,083,499	16.35	106,223	21.00

At December 31, 2017:
Unrecognized cost for nonvested awards ($ thousands)	375		878
Weighted average future recognition period (in years)	0.29		0.39

The total vest-date fair value of PSUs vested was $28.8 million, $8.4 million and $13.4 million in 2017, 2016 and 2015, respectively. The total vest-date fair value of RSUs vested was $2.8 million, $15.9 million and $8.4 million for 2017, 2016 and 2015 respectively.

Fair Value of Stock Awards Granted

The Company estimated the fair value of PSUs at the date of grant using a Monte Carlo simulation valuation model, as the award includes a market condition.

During 2017, 2016 and 2015, the Company estimated the fair value of RSUs at the date of grant based on the Company’s stock price adjusted for the exclusion of dividend equivalents. Details of the grants are as follows:

	2017	2016	2015
PSUs granted during the year	1,723,730	1,788,050	2,204,963
Weighted average grant date fair value ($)	17.74	21.08	7.58

RSUs granted during the year	117,745	117,551	1,538,583
Weighted average grant date fair value ($)	21.12	19.14	19.52

Modifications

2017

During the second quarter of 2017, the Company modified the measurement of a performance condition for the PSUs granted in 2016. The modification affected 974 employees but did not result in any incremental compensation cost.

2015

During the first quarter of 2015, the Company modified the expiration date of outstanding stock options granted in July 2009 from April 8, 2015 to June 30, 2015. The modification affected 58 employees but did not result in any incremental compensation cost.

During the fourth quarter of 2015, the Company modified the performance conditions of outstanding stock options and PSUs granted in July 2013 and 2014, as the original vesting conditions were not expected to be satisfied. The modification affected 223 employees and resulted in $14.6 million of incremental compensation cost.

Stock-Based Compensation Expense

Total compensation cost for the Company’s stock-based compensation plans is recorded based on the employees’ respective functions as detailed below.

	For the year ended December 31,
($ thousands)	2017	2016	2015
Cost of services	26	1,302	602
Cost of product sales	(8)	330	675
Selling, general and administrative	4,628	22,304	15,700
Research and development	58	2,410	4,223
	4,704	26,346	21,200
Transaction (income) expense, net	—	—	14,867
Stock-based compensation expense before income taxes	4,704	26,346	36,067
Income tax benefit	975	7,846	15,349
Total stock-based compensation, net of tax	3,729	18,500	20,718

Compensation cost recorded in transaction (income) expense, net, relates to the acceleration of unvested RSUs upon termination of employment following the acquisition of IGT.